UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Tax-Free High Yield Fund

Semiannual report
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Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 22

Message from the Trustees

March 9, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 1/31/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Paul, how did municipal bonds perform during the six-month period ended January 31, 2022?

Municipal bonds, along with the broader fixed-income markets, came under pressure due to fears that surging inflation might prompt the Federal Reserve to pare back pro-growth monetary policies sooner than expected. Inflation concerns were stoked by supply chain disruptions, rising labor costs, and higher commodity prices.

To counter inflationary pressures, the Fed announced it would begin reducing its monthly bond purchases of U.S. Treasuries and mortgage-backed securities in November 2021. Minutes from the Fed’s meeting in December 2021 acknowledged that an environment of strong growth and high inflation could lead to a faster pace of policy rate normalization. At its January 2022 meeting, the Fed indicated it was on track to initiate the first in a series of rate hikes in March 2022 to moderate inflation.

Municipal credit fundamentals have improved significantly on the heels of a stronger U.S. economic environment and sizable fiscal aid. State and local tax collections remain strong, climbing 12% year over year in the third quarter

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

of 2021. Additionally, a Pew Charitable Trusts report found state pensions are in their best condition in 10 years. The American Rescue Plan, which provided $350 billion in aid to state and local governments in the spring of 2021, coupled with the rebound in the U.S. economy, has allowed state budgets to outperform forecasts. Lastly, the Infrastructure Investment and Jobs Act, signed into law in November 2021, will likely be positive for many municipal borrowers, in our view. We believe federal grants for these projects should reduce the need for municipal borrowers to issue debt to cover essential services such as repairing roads and bridges, funding new broadband and climate initiatives, and modernizing the power grid. This could increase fiscal flexibility for these borrowers while avoiding higher tax burdens.

For the six months ended January 31, 2022, the Bloomberg Municipal Bond Index [the fund’s benchmark] fell 3.10%. Long-term municipal bonds slightly outperformed their intermediate-term cohorts but underperformed their short-term cohorts. From a credit perspective, higher-yielding, lower-rated municipal bonds outperformed investment-grade municipal bonds.

How did the fund perform during the reporting period?

For the six months ended January 31, 2022, the fund underperformed its benchmark and the average return of its Lipper peer group, High Yield Municipal Debt Funds. The fund’s overweight positioning in the essential-service housing sector weighed on performance during the fourth quarter of 2021. The sector faced headwinds due to heavier-than-expected issuance as well as the underperformance of bonds with coupons of 3% that have come to dominate the sector’s issuance.

What strategies or holdings influenced the fund’s performance during the period?

At period-end, the fund held an overweight exposure to bonds rated BBB and BB relative to its Lipper peer group. From a sector- or industry-positioning perspective, we favored land development, charter school, and continuing-care retirement community bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end.

Regarding our strategy for state debt, the fund held an overweight exposure to Illinois relative to its Lipper peer group. We believe Illinois’s financial profile continues to stabilize, and its flexibility and credit fundamentals have improved since the onset of the Covid pandemic in the United States.

We remain cautious about investing in bonds issued by Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

How did you use derivatives during the period?

We utilized swaps to hedge or gain exposure to interest-rate and term structure risk and to hedge or gain exposure to inflation.

What is your outlook?

Higher-than-expected inflation and a strong labor report during the opening weeks of 2022 have seemingly cemented the Fed’s pivot to a more hawkish stance. The market has quickly repriced to reflect a faster path of policy normalization. We believe the Fed

Tax-Free High Yield Fund 7

will increase its policy rate at the March 2022 meeting and begin reducing its balance sheet shortly thereafter. In our view, the Fed is likely to continue the path of policy normalization throughout 2022 and into 2023, raising short-term rates and shrinking its balance sheet. This process could contribute to heightened market volatility but also present investors with attractive opportunities.

We expect pandemic-related supply chain pressures will begin to ease, and U.S. economic activity will slow in the second half of 2022. The combination could contribute to slower growth and lower inflation, which could lead to a slower pace of policy normalization than is currently priced in, in our view.

Municipal bonds had a difficult start to 2022 as positive seasonal factors waned, fund flows turned negative, and the market adjusted to a quicker pace of policy normalization. However, municipal credit fundamentals remain strong, and we expect continued strength as the economy recovers from the pandemic. As such, we believe the credit outlook is currently the most favorable factor supporting the asset class.

In our view, the technical environment is likely to remain challenged in the coming months as we head into a historically weak seasonal period around tax-filing time. However, valuations at this level are more attractive, and future returns look more promising for longer-term investors, in our opinion.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period.

Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.86%	57.89%	4.67%	26.66%	4.84%	16.27%	5.15%	0.48%	–3.20%
After sales charge	5.74	51.57	4.25	21.60	3.99	11.62	3.73	–3.54	–7.08
Class B (9/9/85)
Before CDSC	5.86	50.27	4.16	22.93	4.22	14.18	4.52	–0.11	–3.48
After CDSC	5.86	50.27	4.16	20.93	3.87	11.18	3.59	–4.93	–8.18
Class C (2/1/99)
Before CDSC	5.67	48.47	4.03	21.91	4.04	13.66	4.36	–0.26	–3.63
After CDSC	5.67	48.47	4.03	21.91	4.04	13.66	4.36	–1.23	–4.57
Class R6 (5/22/18)
Net asset value	5.72	61.85	4.93	28.23	5.10	17.15	5.42	0.76	–3.12
Class Y (1/2/08)
Net asset value	5.72	61.81	4.93	28.19	5.09	17.17	5.42	0.74	–3.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Tax-Free High Yield Fund 9

Comparative index returns For periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Municipal
Bond Index	6.12%	37.03%	3.20%	18.53%	3.46%	10.87%	3.50%	–1.89%	–3.10%
Lipper High Yield
Municipal Debt Funds	4.80	59.90	4.77	26.69	4.83	15.60	4.94	1.02	–2.78
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/22, there were 190, 188, 180, 144, 98, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.184046		$0.145145	$0.135295	$0.202777	$0.201482
Capital gains[2]
Long-term gains	0.185000		0.185000	0.185000	0.185000	0.185000
Short-term gains	0.007500		0.007500	0.007500	0.007500	0.007500
Total	$0.376546		$0.337645	$0.327795	$0.395277	$0.393982
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/21	$13.46	$14.02	$13.50	$13.51	$13.53	$13.52
1/31/22	12.66	13.19	12.70	12.70	12.72	12.72
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.71%	2.60%	2.13%	1.98%	2.98%	2.96%
Taxable equivalent[4]	4.58	4.39	3.60	3.34	5.03	5.00
Current 30-day
SEC yield[5]	N/A	1.48	0.90	0.75	1.81	1.79
Taxable equivalent[4]	N/A	2.50	1.52	1.27	3.06	3.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Tax-Free High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.95%	68.01%	5.33%	31.24%	5.59%	19.93%	6.25%	5.04%	0.23%
After sales charge	5.83	61.29	4.90	25.99	4.73	15.14	4.81	0.84	–3.78
Class B (9/9/85)
Before CDSC	5.95	59.90	4.81	27.36	4.96	17.76	5.60	4.48	–0.07
After CDSC	5.95	59.90	4.81	25.36	4.62	14.76	4.70	–0.52	–4.94
Class C (2/1/99)
Before CDSC	5.76	57.99	4.68	26.40	4.80	17.23	5.44	4.25	–0.15
After CDSC	5.76	57.99	4.68	26.40	4.80	17.23	5.44	3.25	–1.12
Class R6 (5/22/18)
Net asset value	5.81	72.18	5.58	32.95	5.86	20.82	6.51	5.31	0.37
Class Y (1/2/08)
Net asset value	5.81	72.13	5.58	32.91	5.86	20.75	6.49	5.29	0.36

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/21	0.85%	1.45%	1.60%	0.58%	0.60%
Annualized expense ratio for the six-month
period ended 1/31/22	0.84%	1.44%	1.59%	0.57%	0.59%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Tax-Free High Yield Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/21 to 1/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.17	$7.13	$7.87	$2.83	$2.93
Ending value (after expenses)	$968.00	$965.20	$963.70	$968.80	$969.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/22, use the following calculation method. To find the value of your investment on 8/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.28	$7.32	$8.08	$2.91	$3.01
Ending value (after expenses)	$1,020.97	$1,017.95	$1,017.19	$1,022.33	$1,022.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Tax-Free High Yield Fund

Consider these risks before investing

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Tax-Free High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Tax-Free High Yield Fund

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Tax-Free High Yield Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax-Free High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 17

The fund’s portfolio 1/31/22 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
G.O. Bonds General Obligation Bonds
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.06% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.0%)*	Rating**	Principal amount	Value
Alabama (1.4%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$3,000,000	$3,402,083
stepped-coupon zero % (7.750%, 10/1/23), 10/1/46 ††	BBB	8,800,000	9,041,595
			12,443,678
Alaska (1.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	8,500,000	9,311,746
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, Class 1, 4.00%, 6/1/50	BBB+	1,700,000	1,875,254
Ser. B-1, Class 2, 4.00%, 6/1/50	BBB−	675,000	737,606
			11,924,606
Arizona (2.2%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,701,755
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds, (Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,500,000	1,615,518
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB	1,000,000	1,013,715
(Great Hearts Academies), 5.00%, 7/1/44	BBB−	3,800,000	4,026,623
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	811,997
5.00%, 7/1/35	BB	1,500,000	1,636,342
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,909,065
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,525,000	1,896,641
5.00%, 12/1/32	A3	1,500,000	1,884,562
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds, (Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,625,580
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds, Ser. A, 5.00%, 9/1/34	BB+	500,000	536,215
			18,658,013
California (9.1%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	3,275,000	3,298,193
(Creekwood Apt.), Ser. A, 4.00%, 2/1/56	BB−/P	1,150,000	1,071,176

18 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
California cont.
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Glendale Properties), Ser. A-1, 4.00%, 2/1/56	BB/P	$2,500,000	$2,495,380
(Stoneridge Apt.), Ser. A, 4.00%, 2/1/56	BB/P	2,900,000	2,810,835
(Fountains at Emerald Park), 4.00%, 8/1/46	BB−/P	4,890,000	4,488,462
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	2,890,057	3,143,586
CA Pub. State Fin. Auth. Sr. Living 144A Rev. Bonds, (Enso Village Project), Ser. A
5.00%, 11/15/51	B−/P	500,000	557,609
5.00%, 11/15/46	B−/P	1,000,000	1,117,400
5.00%, 11/15/36	B−/P	750,000	857,430
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB−	1,000,000	1,054,979
CA State Infrastructure & Econ. Dev. Bank 144A Rev. Bonds, (WFCS Holdings II, LLC), Ser. B, zero %, 1/1/61	B−/P	7,475,000	541,877
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds, (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	A−	800,000	853,611
CA State Muni. Fin. Auth. Charter School Rev. Bonds, (Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	858,611
5.00%, 8/1/32	BB	665,000	672,371
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,900,135
CA State Tobacco Securitization Agcy. Rev. Bonds
Ser. B-2, zero %, 6/1/55	BB/P	20,390,000	3,897,314
(Gold Country Settlement Funding Corp.), Ser. B-2, zero %, 6/1/55	BB/P	7,850,000	1,997,784
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A, 6.00%, 10/1/47 (Prerefunded 10/1/22)	BB/P	500,000	517,786
(Terraces at San Joaquin Gardens), Ser. A, 6.00%, 10/1/42 (Prerefunded 10/1/22)	BB/P	1,750,000	1,812,251
(Terraces at San Joaquin Gardens), Ser. A, 5.625%, 10/1/32 (Prerefunded 10/1/22)	BB/P	1,105,000	1,141,718
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	891,778
(American Baptist Homes of the West), 5.00%, 10/1/43 (Prerefunded 10/1/22)	AAA/P	1,000,000	1,028,755
CMFA Special Fin. Agcy. I 144A Rev. Bonds, (Social Bond), Ser. A-2, 4.00%, 4/1/56	BB/P	2,500,000	2,509,425
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Pasadena Portfolio), 4.00%, 12/1/56	BB/P	2,000,000	1,685,955
(Jefferson-Anaheim), 3.125%, 8/1/56	BB+/P	1,900,000	1,602,942
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	BBB−/P	3,000,000	2,481,856
(Jefferson-Anaheim), 2.875%, 8/1/41	BB+/P	1,630,000	1,487,058
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47 (Prerefunded 6/1/22)	BB/P	6,000,000	6,090,587
Ser. B-2, zero %, 6/1/66	BB+/P	6,440,000	1,029,023
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings College of the Law), Ser. A, 5.00%, 7/1/61	BB−/P	2,500,000	2,817,762

Tax-Free High Yield Fund 19

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
California cont.
La Verne, COP, (Brethren Hillcrest Homes), 5.00%, 5/15/36 (Prerefunded 5/15/22)	AAA/P	$775,000	$792,822
Long Beach, Bond Fin. Auth. Rev. Bonds, (Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	A2	2,000,000	2,810,624
Palm Desert, Special Tax, (Cmnty. Fac. Dist. 2021-1), 4.00%, 9/1/51	B+/P	650,000	675,000
Rancho Cordova, Cmnty. Fac. Dist. Special Tax Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB−/P	1,000,000	1,017,155
Riverside Cnty., Trans. Comm. Toll Rev. Bonds, Ser. A, 5.75%, 6/1/44 (Prerefunded 6/1/23)	A	750,000	798,060
Sacramento, Special Tax, (Greenbriar Cmnty. Fac. Dist. No 2018-03)
4.00%, 9/1/50	BB/P	600,000	653,172
4.00%, 9/1/46	BB/P	750,000	819,192
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Fac. Dist. Special Tax Bonds, (No. 6 Mission Bay South), Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,015,770
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Special Tax Bonds, (No. 6 Mission Bay Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	2,329,191
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,796,057
Tobacco Securitization Auth. of Northern CA Rev. Bonds, (Sacramento Cnty., Tobacco Securitization Corp.), Ser. B-2, zero %, 6/1/60	BB/P	1,250,000	267,806
Tobacco Securitization Auth. of Southern CA Rev. Bonds, Ser. B-2, Class 2, zero %, 6/1/54	BB/P	14,660,000	2,749,131
U. of CA VRDN, Ser. AL-4, 0.05%, 5/15/48	VMIG 1	3,000,000	3,000,000
			77,437,629
Colorado (5.1%)
CO Pub. Hwy. Auth. Rev. Bonds, (E-470), zero %, 9/1/41	A2	1,000,000	575,867
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A, 5.25%, 5/15/47	BB+/F	250,000	281,723
(Frasier Meadows Retirement Cmnty.), Ser. A, 5.25%, 5/15/37	BB+/F	1,000,000	1,137,466
(Frasier Meadows Retirement Cmnty.), Ser. B, 5.00%, 5/15/39 (Prerefunded 5/15/23)	BB+/F	2,000,000	2,102,567
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,128,636
(Covenant Living Cmnty. and Svcs. Oblig. Group), 4.00%, 12/1/50	A−/F	1,700,000	1,888,018
(Christian Living Neighborhoods Oblig. Group), 4.00%, 1/1/42	BB/P	1,000,000	1,064,791
(Covenant Living Cmnty. and Svcs. Oblig. Group), 4.00%, 12/1/40	A−/F	2,000,000	2,247,695
(Christian Living Neighborhoods), 4.00%, 1/1/38	BBB/P	550,000	581,634
(CommonSpirit Health Oblig. Group), Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	472,022
(CommonSpirit Health Oblig. Group), Ser. A-1, 4.00%, 8/1/38 T	Baa1	625,000	691,175

20 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(CommonSpirit Health Oblig. Group), Ser. A-1, 4.00%, 8/1/39 T	Baa1	$625,000	$689,369
(CommonSpirit Health Oblig. Group), Ser. A-1, 4.00%, 8/1/44 T	Baa1	2,000,000	2,183,920
(CommonSpirit Health Oblig. Group), Ser. A-2, 4.00%, 8/1/49 T	Baa1	4,000,000	4,354,680
Eaton, Area Park & Recreation Dist. G.O. Bonds, 5.25%, 12/1/34 (Prerefunded 12/1/22)	BB/P	330,000	342,650
Parkdale, Cmnty. Auth. Rev. Bonds, (Metro. Dist. No. 1), Ser. A, 5.25%, 12/1/50	B/P	2,285,000	2,447,050
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1), 5.00%, 12/1/40	BB−/P	3,000,000	3,041,087
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas Purchase), 6.50%, 11/15/38	A2	2,000,000	2,934,525
RainDance Metro. Dist. No. 1 Rev. Bonds, (Non-Potable Wtr. Enterprise)
5.25%, 12/1/50	B+/P	1,375,000	1,475,113
5.00%, 12/1/40	B+/P	625,000	670,685
Rampart Range Metro. Distr. Rev. Bonds, (Dist. No. 5), 4.00%, 12/1/51	BB−/P	2,000,000	1,989,551
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 5.00%, 12/1/37	Ba1	500,000	552,581
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A, 5.00%, 12/1/38	B+/P	2,000,000	2,142,949
Trails at Crowfoot Metro. Dist. No. 3 G.O. Bonds, Ser. A, 5.00%, 12/1/49	B+/P	2,000,000	2,115,911
Village Metro. Dist. G.O. Bonds
5.00%, 12/1/49	BB/P	1,250,000	1,371,796
5.00%, 12/1/40	BB/P	1,000,000	1,103,217
Willow Bend Metro. Dist. G.O. Bonds, Ser. A, 5.00%, 12/1/49	BB−/P	1,000,000	1,060,769
Windler Pub. Impt. Auth. Rev. Bonds, Ser. A-1, 4.125%, 12/1/51	B+/P	2,000,000	1,873,741
			43,521,188
Connecticut (1.2%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,670,370
(Stamford Hosp. Oblig. Group (The)), Ser. M, 4.00%, 7/1/41 ###	BBB+	1,685,000	1,849,931
(Stamford Hosp. Oblig. Group (The)), Ser. M, 4.00%, 7/1/38 ###	BBB+	2,865,000	3,178,348
CT State Hlth. & Edl. Fac. Auth. 144A Rev. Bonds, (Church Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/46	BB/F	1,000,000	1,074,336
Harbor Point Infrastructure Impt. Dist. 144A Tax Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,822,914
			10,595,899

Tax-Free High Yield Fund 21

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Delaware (0.8%)
DE State Econ. Dev. Auth. Rev. Bonds, (ASPIRA Charter School), Ser. A
5.00%, 6/1/46	BB	$1,820,000	$1,937,770
5.00%, 6/1/36	BB	700,000	753,187
Millsboro Special Oblig. 144A Special Tax, (Plantation Lakes), 5.25%, 7/1/48	BB−/P	2,000,000	2,157,727
Millsboro Special Oblig. 144A Tax Alloc. Bonds, (Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB−/P	1,500,000	1,630,821
			6,479,505
District of Columbia (4.1%)
DC Rev. Bonds
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB−/P	3,170,000	3,342,171
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 5.00%, 6/1/40	BB+	2,750,000	3,174,561
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,807,203
(KIPP DC), 4.00%, 7/1/49	BBB+	1,000,000	1,082,864
(KIPP DC), 4.00%, 7/1/44	BBB+	250,000	272,402
DC 144A Rev. Bonds, (Rocketship DC Oblig. Group), Ser. 21-A
5.00%, 6/1/61	BB/P	700,000	778,820
5.00%, 6/1/51	BB/P	625,000	699,682
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, Cap Apprec 2nd Sr Lien, Ser. B, zero %, 10/1/40	A−	995,000	587,930
Metro. Washington DC, Arpt. Auth. Rev. Bonds Ser. A, 4.00%, 10/1/51 T	A+	15,800,000	17,503,556
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A−	1,935,000	2,103,693
Ser. B, 4.00%, 10/1/44 T	A−	1,940,000	2,136,076
			35,488,958
Florida (6.8%)
Cap. Projects Fin. Auth. Rev. Bonds, (CAPFA Cap. Corp. 2000F), Ser. A-1, 5.00%, 10/1/33	Baa3	2,000,000	2,373,554
Cap. Trust Agcy. Rev. Bonds, (Wonderful Foundation Charter School Holdings, LLC), zero %, 1/1/60	B/P	6,000,000	445,082
Cap. Trust Agcy. 144A Rev. Bonds, (Wonderful Foundation Charter School Holdings, LLC), 5.00%, 1/1/55	BB−/P	3,800,000	4,038,387
Cap. Trust Agcy. Edl. Fac. Rev. Bonds, (Liza Jackson Preparatory School, Inc.)
5.00%, 8/1/55	Baa3	1,000,000	1,133,701
5.00%, 8/1/40	Baa3	300,000	345,951
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A Special Assessment Bonds, (Alachua Cnty.), 5.00%, 5/1/48	B/P	475,000	511,685
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev. Bonds, (Town & Country Util.), 5.00%, 10/1/49	B/P	500,000	539,107
Fishhawk, CCD IV Special Assmt. Bonds, 7.25%, 5/1/43	B/P	560,000	592,719

22 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Florida cont.
FL State Dev. Fin. Corp. Ed. Fac. 144A Rev. Bonds, (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 4.00%, 7/1/51	BB/P	$1,000,000	$1,046,677
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds
(St. Leo U., Inc. Oblig. Group), 5.00%, 3/1/49	BBB−	3,930,000	4,391,733
(St. Leo U.), 5.00%, 3/1/44	BBB−	3,500,000	3,929,237
Lake Cnty., Retirement Fac. Rev. Bonds, (Waterman Cmnty., Inc.), 5.75%, 8/15/55	B/P	1,750,000	1,909,820
Lakewood Ranch, Stewardship Dist. Special Assessment Bonds, (Village of Lakewood Ranch South), 5.00%, 5/1/36	B+/P	890,000	955,026
Lakewood Ranch, Stewardship Dist. Special Assmt. Bonds, 4.875%, 5/1/35	BB−/P	915,000	964,107
Lakewood Ranch, Stewardship Dist. 144A Special Assmt., 4.00%, 5/1/50	B/P	500,000	513,516
Lakewood Ranch, Stewardship Dist. 144A Special Assmt. Bonds, (Northeast Sector), 5.30%, 5/1/39	B−/P	1,250,000	1,402,207
Lee Cnty., Indl. Dev. Auth. Rev. Bonds, (Shell Point/Waterside Hlth.)
5.00%, 11/15/49	BBB+	1,800,000	2,048,800
5.00%, 11/15/39	BBB+	750,000	862,907
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds, (Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,359,727
Midtown Miami Cmnty. Dev. Dist. Special Assmt. Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB−/P	750,000	772,013
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/24	A+/F	2,760,000	2,775,414
Palm Beach Cnty., Rev. Bonds, (Lynn U. Hsg.), Ser. A, 5.00%, 6/1/57	B+/P	1,045,000	1,192,031
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.), Ser. A, 5.00%, 4/1/39	Ba1	500,000	558,547
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	AAA/P	2,770,000	3,129,847
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev. Bonds, (Village of Isle)
5.00%, 1/1/31	BB+/F	1,285,000	1,389,889
5.00%, 1/1/30	BB+/F	750,000	813,651
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,535,384
St. John’s Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A
4.00%, 12/15/50	BB+/F	750,000	776,619
4.00%, 12/15/46	BB+/F	750,000	780,100
4.00%, 12/15/36	BB+/F	400,000	426,439
Tampa, Cap. Impt. Cigarette Tax Rev. Bonds, (Cap. Appn.), Ser. A
zero %, 9/1/53	A1	2,600,000	758,114
zero %, 9/1/45	A1	2,000,000	831,951
zero %, 9/1/41	A1	1,000,000	500,096
zero %, 9/1/40	A1	850,000	445,521

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Florida cont.
Verandah, West Cmnty. Dev. Dist. Special Assmt. Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	$985,000	$1,010,481
Village Cmnty. Dev. Dist. No. 10 Special Assmt. Bonds, 5.75%, 5/1/31	BB/P	970,000	1,017,755
Village Cmnty. Dev. Dist. No. 11 Special Assmt. Bonds, 4.50%, 5/1/45	BB−/P	2,540,000	2,593,408
Village Cmnty. Dev. Dist. No. 12 144A Special Assessment Bonds, 4.00%, 5/1/33	BB−/P	1,170,000	1,260,920
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds, 5.00%, 5/1/22	BBB−/P	75,000	75,466
Village, Special Assmt., (Cmnty. Dev. Dist. No. 13), 3.25%, 5/1/52	BB−/P	1,500,000	1,450,497
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 3.50%, 5/1/51	BB−/P	3,975,000	4,044,058
			58,502,144
Georgia (1.7%)
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group), Ser. C, 5.00%, 7/15/38	Baa2	1,250,000	1,347,584
(Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	1,200,000	1,309,025
Geo L Smith II GA Congress Ctr. 144A Rev. Bonds, (Signia Hotel Mgt., LLC.)
5.00%, 1/1/54	BB−/P	2,470,000	2,759,333
5.00%, 1/1/36	BB−/P	1,430,000	1,635,038
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4), Ser. A
5.50%, 7/1/60	A	3,500,000	3,942,841
4.00%, 1/1/59	A2	3,000,000	3,274,185
			14,268,006
Idaho (0.6%)
ID State Hlth. Fac. Auth. VRDN (St Luke’s Hlth. Syst. Ltd. Oblig. Group), Ser. C, 0.08%, 3/1/48	VMIG 1	5,000,000	5,000,000
			5,000,000
Illinois (10.9%)
Chicago, G.O. Bonds
Ser. A, 5.50%, 1/1/49	BBB+	2,000,000	2,343,459
Ser. A, 5.00%, 1/1/44	BBB+	2,000,000	2,282,859
Ser. A, 5.00%, 1/1/31	BBB+	1,400,000	1,653,640
Ser. A, 5.00%, 1/1/30	BBB+	2,600,000	3,080,344
Ser. B, 4.00%, 1/1/38	BBB+	7,553,000	8,246,761
Ser. B, 4.00%, 1/1/37	BBB+	3,221,000	3,525,365
Ser. B, 4.00%, 1/1/35	BBB+	1,178,000	1,294,201
Chicago, Special Assmt. Bonds, (Lake Shore East), 6.75%, 12/1/32	BB/P	4,804,000	4,816,066
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	4,000,000	4,307,860
Ser. H, 5.00%, 12/1/36	BB	4,600,000	5,188,731
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A, 7.00%, 12/1/46	BB	1,500,000	1,861,201
Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	724,000	729,556

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa2	$5,000,000	$5,814,908
5.25%, 2/1/30	Baa2	3,000,000	3,221,573
5.00%, 11/1/41	Baa2	1,900,000	2,143,076
5.00%, 1/1/41	Baa2	1,000,000	1,111,983
5.00%, 2/1/39	Baa2	500,000	531,734
5.00%, 1/1/35	Baa2	2,500,000	2,791,953
Ser. A, 5.00%, 10/1/33	Baa2	1,025,000	1,191,678
5.00%, 1/1/33	Baa2	1,000,000	1,117,583
Ser. A, 5.00%, 12/1/31	Baa2	7,200,000	8,265,798
Ser. C, 5.00%, 11/1/29	Baa2	2,000,000	2,298,504
Ser. A, 5.00%, 12/1/28	Baa2	2,700,000	3,119,554
Ser. D, 5.00%, 11/1/28	Baa2	3,230,000	3,726,624
Ser. D, 5.00%, 11/1/27	Baa2	1,425,000	1,649,419
Ser. A, 5.00%, 10/1/27	Baa2	2,000,000	2,312,791
IL State Fin. Auth. Rev. Bonds
(Plymouth Place), 5.25%, 5/15/50 (Prerefunded 5/15/25)	BB+/F	850,000	955,624
(Rosalind Franklin U. of Medicine & Science), Ser. A, 5.00%, 8/1/47	BBB+	850,000	956,870
(Rosalind Franklin U. of Medicine & Science), Ser. A, 5.00%, 8/1/42	BBB+	500,000	566,132
(Rosalind Franklin U. of Medicine and Science), Ser. A, 5.00%, 8/1/34	BBB+	650,000	744,140
(Southern IL Healthcare Enterprises, Inc.), 5.00%, 3/1/33	A+	200,000	228,308
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	4,000,000	4,444,020
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, stepped-coupon zero % (4.850%, 6/15/31), 12/15/42 ††	BBB+	3,000,000	2,328,612
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/34	AA	650,000	789,557
5.00%, 4/1/30	AA	450,000	550,503
5.00%, 4/1/29	AA	400,000	481,444
4.00%, 4/1/41	AA	625,000	700,275
4.00%, 4/1/38	AA	600,000	675,239
4.00%, 4/1/37	AA	600,000	676,465
			92,724,410
Indiana (0.1%)
IN State Fin Auth. Rev. Bonds, (United States Steel Corp.), Ser. A, 4.125%, 12/1/26	BB−	1,000,000	1,084,385
			1,084,385
Iowa (0.2%)
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1, Class 2, 4.00%, 6/1/49	BBB	1,750,000	1,906,323
			1,906,323

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian Manors), Ser. I, 5.00%, 5/15/38	BB−/P	$1,000,000	$1,062,231
Wyandotte, Cnty./Kansas City, Unified Govt. 144A Rev. Bonds, (Legends Apt. Garage & West Lawn), 4.50%, 6/1/40	BB+/P	1,275,000	1,312,855
			2,375,086
Kentucky (0.7%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	2,092,698
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53 (Prerefunded 7/1/23)	Baa2	2,000,000	2,142,659
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	432,252
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds, (Masonic Homes of KY), 5.375%, 11/15/42	BB−/P	1,400,000	1,406,244
			6,073,853
Louisiana (0.1%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev. Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39 (In default) †	D/P	1,000,000	10
St. Tammany, Public Trust Fin. Auth. Rev. Bonds, (Christwood), 5.25%, 11/15/37	BB/P	765,000	812,539
			812,549
Maine (0.1%)
ME State Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (8/1/25), (Casella Waste Syst.), 5.125%, 8/1/35	B2	1,000,000	1,120,152
			1,120,152
Maryland (2.1%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	999,000	1,140,977
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	547,791
MD State Dept. of Trans. Rev. Bonds, Ser. 22B
5.00%, 12/1/29 ###	AAA	2,115,000	2,515,298
5.00%, 12/1/28 ###	AAA	2,250,000	2,632,331
5.00%, 12/1/27 ###	AAA	2,250,000	2,586,738
MD State Econ. Dev. Corp. Tax Alloc. Bonds, (Port Covington), 4.00%, 9/1/50	B+/P	1,250,000	1,357,483
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Frederick Hlth., Inc.)
4.00%, 7/1/45	Baa1	500,000	564,402
4.00%, 7/1/40	Baa1	300,000	341,787
Prince Georges Cnty., Special Oblig. 144A Tax Alloc. Bonds, (Westphalia Town Ctr.)
5.25%, 7/1/48	B/P	2,000,000	2,192,596
5.125%, 7/1/39	B/P	300,000	329,226
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)), Ser. A, 6.00%, 7/1/34	B−/P	750,000	808,721
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,155,176
			18,172,526

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Massachusetts (1.8%)
Lowell, Collegiate Charter School Rev. Bonds, 5.00%, 6/15/49	BB−/P	$2,290,000	$2,423,207
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33 (Prerefunded 1/1/23)	BBB/P	250,000	261,851
(Loomis Communities), Ser. A, U.S. Govt. Coll., 6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	250,000	268,016
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F, 5.75%, 7/15/43	BB	1,000,000	1,044,798
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,000,000	5,553,769
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B−/P	722,603	487,265
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden Ponds, Inc. Fac.), 5.125%, 11/15/46	BB/F	2,000,000	2,173,552
MA State Dev. Fin. Agcy. VRDN (Boston U.), Ser. U-6C, 0.09%, 10/1/42	VMIG 1	2,500,000	2,500,000
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev. Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28 (In default) †	D/P	2,035,000	610,500
			15,322,958
Michigan (2.3%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba3	350,000	398,614
5.00%, 4/1/36	Ba3	1,400,000	1,595,605
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A, 5.25%, 7/1/39	Ba1	500,000	522,421
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program), Ser. F1, 4.50%, 10/1/29	BB+	650,000	679,076
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49 T	AA−	3,875,000	4,292,841
(Tobacco Settlement), Ser. B-2, Class 2, zero %, 6/1/65	BBB/P	11,250,000	1,450,265
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence Technological U.)
5.25%, 2/1/32	BBB−	1,000,000	1,115,249
5.00%, 2/1/47	BBB−	4,100,000	4,460,973
5.00%, 2/1/37	BBB−	1,080,000	1,187,969
MI State Fin. Auth. Ltd. Oblig. Higher Ed. Fac. Rev. Bonds, (Aquinas College), 5.00%, 5/1/46	BB/P	2,000,000	2,135,664
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Holland Home Oblig. Group)
5.00%, 11/15/43	BBB−/F	500,000	563,512
5.00%, 11/15/34	BBB−/F	1,000,000	1,140,183
			19,542,372
Minnesota (0.9%)
Baytown Twp., Lease Rev. Bonds, Ser. A, 4.00%, 8/1/36	BB+	400,000	419,115
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A
4.20%, 3/1/34	Ba2	725,000	754,586
4.00%, 3/1/28	Ba2	760,000	804,375
4.00%, 3/1/27	Ba2	730,000	776,902

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A, 5.25%, 8/1/43	BB+	$615,000	$685,776
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB−/P	1,000,000	1,059,992
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB	1,500,000	1,647,076
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	1,750,000	1,849,839
			7,997,661
Missouri (1.6%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, AGM, 4.00%, 3/1/57	AA	4,000,000	4,383,969
Plaza at Noah’s Ark Cmnty. Impt. Dist. Rev. Bonds
3.125%, 5/1/35	B+/P	500,000	477,448
3.00%, 5/1/30	B+/P	725,000	714,592
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds, (Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB−/P	1,625,000	1,588,531
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Friendship Village)
5.25%, 9/1/53	BB+/F	4,250,000	4,686,851
5.00%, 9/1/48	BB+/F	1,750,000	1,919,147
			13,770,538
Montana (0.7%)
MT State Fac. Fin. Auth. Rev. Bonds, (Billings Clinic Oblig. Group), Ser. A
5.00%, 8/15/33 ###	AA−	1,100,000	1,365,710
5.00%, 8/15/30 ###	AA−	1,275,000	1,548,066
4.00%, 8/15/37 ###	AA−	1,250,000	1,401,684
4.00%, 8/15/36 ###	AA−	1,250,000	1,404,956
			5,720,416
Nevada (0.6%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	610,000	652,681
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	970,000	1,027,142
(Special Impt. Dist. No. 816), 3.125%, 6/1/46	BB−/P	1,300,000	1,239,449
Las Vegas, Impt. Dist. No. 812 Special Assessment Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	705,000	757,913
North Las Vegas, Local Impt. Special Assmt. Bonds, (Valley Vista Special Impt. Dist. No. 64), 4.50%, 6/1/39	B/P	680,000	743,146
NV State Dept. of Bus. & Indl. 144A Rev. Bonds, (Somerset Academy of Las Vegas), Ser. A, 5.00%, 12/15/38	BB	1,000,000	1,085,471
			5,505,802
New Hampshire (1.0%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A
4.50%, 8/15/55	BBB/P	3,495,000	3,670,423
4.25%, 8/15/46	BBB/P	1,650,000	1,716,061
4.125%, 8/15/40	BBB/P	1,475,000	1,536,973

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
New Hampshire cont.
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds, (Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	$625,000	$695,984
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds, (Hillside Village), Ser. A
6.25%, 7/1/42 (In default) †	D/P	250,000	125,000
6.125%, 7/1/37 (In default) †	D/P	1,000,000	500,000
			8,244,441
New Jersey (4.6%)
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A, 6.10%, 7/1/44	BB	655,000	665,337
(Paterson Charter School Science & Tech.), Ser. A, 6.00%, 7/1/32	BB	300,000	305,228
(Continental Airlines, Inc.), 5.50%, 6/1/33	Ba3	2,000,000	2,115,914
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB	2,250,000	2,276,265
Ser. EEE, 5.00%, 6/15/48	Baa1	4,000,000	4,625,446
(North Star Academy Charter School of Newark, Inc.), 5.00%, 7/15/47	BBB−	500,000	557,260
Ser. EEE, 5.00%, 6/15/43	Baa1	3,910,000	4,541,252
Ser. EEE, 5.00%, 6/15/38	Baa1	2,500,000	2,925,232
(Provident Group-Montclair State U. Student Hsg. & Properties), 5.00%, 6/1/37	AA	1,000,000	1,169,140
(North Star Academy Charter School of Newark, Inc.), 5.00%, 7/15/32	BBB−	1,000,000	1,132,248
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds, (UMM Energy Partners, LLC), Ser. A, 5.00%, 6/15/37	Baa2	1,000,000	1,011,178
NJ State Econ. Dev. Auth. Fac. Rev. Bonds, (Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,000,000	1,080,733
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, (St. Peter’s U. Hosp.), 6.25%, 7/1/35	BBB−	2,500,000	2,507,991
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38 ###	Baa1	1,600,000	1,934,872
Ser. AA, 5.00%, 6/15/36 ###	Baa1	645,000	787,354
Ser. A, 5.00%, 12/15/34	Baa1	5,600,000	6,580,063
Ser. A, 4.00%, 6/15/40 ###	Baa1	3,000,000	3,307,603
Ser. A, 4.00%, 6/15/38 ###	Baa1	2,000,000	2,217,076
			39,740,192
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Residences), Ser. A, 5.00%, 5/15/49	BB+/F	1,200,000	1,317,745
			1,317,745
New York (4.8%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds, (Garvies Point Pub. Impt.), Ser. C, stepped-coupon zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	613,906
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1, 4.00%, 11/1/41 T	Aa2	10,000,000	12,184,900
NY City, VRDN
Ser. I-2, 0.10%, 3/1/40	VMIG 1	2,000,000	2,000,000
Ser. I-4, 0.08%, 4/1/36	VMIG 1	2,000,000	2,000,000

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
New York cont.
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BB+/P	$2,500,000	$2,725,944
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (9/2/25), (Casella Waste Syst. Inc.), Ser. R-1, 2.75%, 9/1/50	B	475,000	493,000
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB−/P	1,250,000	1,364,443
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB−/P	6,750,000	7,259,729
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	2,000,000	2,342,926
(American Airlines, Inc.), 3.00%, 8/1/31	B/F	1,150,000	1,199,333
NY State, Liberty Dev. Corp. Rev. Bonds, (4 World Trade Ctr.), 3.00%, 11/15/51	A	8,675,000	8,501,535
			40,685,716
North Carolina (2.6%)
Charlotte-Mecklenburg, Hosp. Auth. Hlth. Care Syst. VRDN (Atrium Hlth. Oblig. Group), Ser. E, 0.09%, 1/15/42	VMIG 1	9,740,000	9,740,000
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), Ser. C
4.00%, 3/1/42	BB/P	2,500,000	2,608,338
4.00%, 3/1/31	BB/P	825,000	888,776
4.00%, 3/1/30	BB/P	790,000	850,414
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds, (Presbyterian Homes Oblig. Group), 4.00%, 10/1/50	BBB+/F	1,350,000	1,479,155
NC State Med. Care Comm. Retirement Fac. Rev. Bonds
(Maryfield, Inc. Oblig. Group), 5.00%, 10/1/50	BB/P	1,500,000	1,640,175
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/49	BBB/F	2,970,000	3,281,072
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,730,643
			22,218,573
Ohio (3.6%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-3, 6.25%, 6/1/37 (Prerefunded 6/1/22)	AAA/P	7,300,000	7,441,059
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	6,500,000	7,149,641
Ser. B-3, Class 2, zero %, 6/1/57	B+/P	13,000,000	2,039,587
Centerville, Hlth. Care Rev. Bonds, (Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,151,551
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds
(Playhouse Square Foundation), 5.50%, 12/1/43	BB+	500,000	570,364
(Playhouse Sq. Foundation), 5.25%, 12/1/38	BB+	1,065,000	1,210,550
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Ohio Living)
6.00%, 7/1/35 (Prerefunded 7/1/22)	BBB/F	2,825,000	2,888,190
6.00%, 7/1/35 (Prerefunded 7/1/22)	AAA/P	175,000	178,914
Hickory Chase, Cmnty. Auth. Infrastructure Impt. 144A Rev. Bonds, (Hickory Chase), Ser. A, 5.00%, 12/1/40	B+/P	1,465,000	1,546,922

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Air Quality Dev. Auth. Exempt Fac. 144A Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	$2,000,000	$2,257,704
OH State Higher Edl. Fac. Comm. Rev. Bonds, 5.25%, 12/1/48	BB	750,000	824,310
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB−/F	2,225,000	2,282,120
(Memorial Hlth. Syst. Oblig. Group), 5.50%, 12/1/43	BB−/F	235,000	249,917
			30,790,829
Oregon (0.3%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.375%, 11/15/55	BB/P	1,000,000	1,084,174
Warm Springs, Reservation Confederated Tribes 144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/39	A3	700,000	830,832
5.00%, 11/1/32	A3	360,000	430,639
			2,345,645
Pennsylvania (3.4%)
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A, 5.125%, 10/15/37	BB	1,200,000	1,329,865
(Renaissance Academy Charter School), 5.00%, 10/1/34	BBB−	625,000	675,196
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	2,200,000	2,245,784
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	1,000,000	1,081,725
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/48	Baa3	3,000,000	3,359,714
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.), 5.00%, 7/1/34 (Prerefunded 7/1/24)	AAA/P	1,600,000	1,747,172
Lancaster Cnty., Hosp. Auth. Rev. Bonds, (Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	766,841
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A, 5.00%, 6/15/49	BB+/F	4,705,000	5,172,521
Lancaster, Indl. Dev. Auth. Rev. Bonds, (Willow Valley Communities)
5.00%, 12/1/49	A/F	2,300,000	2,580,843
5.00%, 12/1/44	A/F	1,850,000	2,083,671
4.00%, 12/1/44	A/F	1,150,000	1,253,317
Montgomery Cnty., Indl. Auth. Rev. Bonds, (Whitemarsh Continuing Care Retirement Cmnty.), Ser. A, 5.25%, 1/1/48	BB−/P	1,500,000	1,607,855
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes Society Oblig. Group), 5.75%, 7/1/35	B+/P	850,000	909,878
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds, (Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB−	1,000,000	1,003,977

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds, (U. Properties, Inc.-East Stroudsburg), Ser. A, 5.00%, 7/1/31	Baa3	$1,000,000	$1,094,640
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds, (String Theory Charter School), 5.00%, 6/15/50	BB+	1,000,000	1,125,117
Wilkes-Barre, Fin. Auth. Rev. Bonds, (Wilkes U.), 4.00%, 3/1/42	BBB−	1,165,000	1,228,871
			29,266,987
Puerto Rico (1.5%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A-1, 5.00%, 7/1/58	BB−/P	8,997,000	10,022,896
Ser. A-2, 4.784%, 7/1/58	B/P	240,000	263,631
Ser. A-1, 4.75%, 7/1/53	B/P	433,000	476,345
Ser. A-1, 4.55%, 7/1/40	B/P	59,000	64,953
Ser. A-2, 4.536%, 7/1/53	B/P	17,000	18,491
Ser. A-1, 4.50%, 7/1/34	B/P	116,000	124,018
Ser. A-2, 4.329%, 7/1/40	B/P	600,000	652,795
Ser. A-1, zero %, 7/1/51	B/P	1,236,000	291,085
Ser. A-1, zero %, 7/1/46	B/P	1,518,000	494,753
Ser. A-1, zero %, 7/1/33	B/P	159,000	115,524
Ser. A-1, zero %, 7/1/31	B/P	141,000	110,147
Ser. A-1, zero %, 7/1/29	B/P	109,000	91,393
Ser. A-1, zero %, 7/1/27	B/P	112,000	100,099
Ser. A-1, zero %, 7/1/24	B/P	59,000	56,172
			12,882,302
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	3,000,000	3,249,747
			3,249,747
South Carolina (2.3%)
Berkeley Cnty., Assmt. Rev. Bonds, (Nexton Impt. Dist.), 4.25%, 11/1/40	BB−/P	1,000,000	1,088,279
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev. Bonds
(High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	2,000,000	2,265,782
(Greenville Renewable Energy Ed. Charter School), 4.00%, 6/1/56	BB/P	1,530,000	1,570,403
(Greenville Renewable Energy Ed. Charter School), 4.00%, 6/1/36	BB/P	1,000,000	1,048,991
SC State Jobs-Econ. Dev. Auth. Rev. Bonds, (Woodlands at Furman), Ser. A
5.00%, 11/15/54	BB/P	1,000,000	1,090,817
5.00%, 11/15/42	BB/P	585,000	643,953
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	6,220,000	7,005,264
Ser. E, 5.25%, 12/1/55	A2	2,500,000	2,950,754
Ser. C, 5.00%, 12/1/46	A2	1,000,000	1,135,238
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	581,749
			19,381,230

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Tennessee (1.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-2, 5.00%, 8/1/49 T	Baa1	$725,000	$846,792
Ser. A-2, 5.00%, 8/1/44 T	Baa1	425,000	499,770
Ser. A-1, 4.00%, 8/1/44 T	Baa1	850,000	928,770
Ser. A-1, 4.00%, 8/1/38 T	Baa1	425,000	470,611
Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	471,406
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds
(Trevecca Nazarene U.), 5.00%, 10/1/48	BBB−/F	1,800,000	2,054,101
(Trevecca Nazarene U.), 5.00%, 10/1/39	BBB−/F	800,000	922,647
(Trevecca Nazarene U.), 5.00%, 10/1/34	BBB−/F	400,000	464,098
(Trevecca Nazarene U.), 5.00%, 10/1/29	BBB−/F	600,000	680,829
(Blakeford at Green Hills Oblig. Group), Ser. A, 4.00%, 11/1/45	BBB−/F	3,000,000	3,134,590
Nashville, Metro. Dev. & Hsg. Agcy. 144A Tax Alloc. Bonds, (Fifth & Broadway Dev. Dist.), 5.125%, 6/1/36	B+/P	1,250,000	1,392,152
			11,865,766
Texas (6.0%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB−	815,000	920,316
(Wayside Schools), Ser. A, 4.00%, 8/15/46	BB	850,000	898,032
(Wayside Schools), Ser. A, 4.00%, 8/15/36	BB	335,000	358,213
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB−/P	6,000,000	6,727,314
(Idea Pub. Schools), 5.00%, 8/15/32	A−	2,100,000	2,144,737
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB−/F	1,000,000	1,089,502
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/35	B	200,000	215,905
(United Airlines, Inc.), 4.00%, 7/15/41	B+/F	3,750,000	3,907,018
Houston, Higher Ed. Fin. Co. Rev. Bonds, (Cosmos Foundation), Ser. A
5.00%, 2/15/42 (Prerefunded 2/15/22)	BBB	2,250,000	2,253,812
5.00%, 2/15/32 (Prerefunded 2/15/22)	BBB	2,250,000	2,253,812
Houston, Higher Ed. Fin. Corp. Rev. Bonds, (Houston Baptist U.), 4.00%, 10/1/51	BBB−	2,100,000	2,226,757
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A−	3,000,000	3,457,691
New Hope Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (Westminster Manor), 4.00%, 11/1/49	BBB/F	1,450,000	1,582,063
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A, 5.50%, 11/15/52	B−/P	250,000	261,624
(MRC Senior Living-Langford (The)), 5.50%, 11/15/46	B−/P	700,000	734,704
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB−/P	1,050,000	1,080,932
(MRC Senior Living-Langford (The)), 5.375%, 11/15/36	B−/P	500,000	527,195
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39 (Prerefunded 4/1/24)	AAA/P	500,000	541,606

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 5.00%, 7/1/32	AA	$700,000	$819,869
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,749,886
Newark, Higher Ed. Fin. Corp. Rev. Bonds, (Austin Achieve Pub. Schools, Inc.)
5.00%, 6/15/48	BB−/P	750,000	758,436
5.00%, 6/15/38	BB−/P	245,000	247,931
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,620,000	1,870,840
Temple, Tax Increment 144A Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	Baa2	3,500,000	3,762,597
TX Private Activity Surface Trans. Corp. Rev. Bonds, (Segment 3C), 5.00%, 6/30/58	Baa3	4,500,000	5,226,938
TX State Private Activity Bond Surface Trans. Corp. Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288 Toll Lane)), 5.00%, 12/31/50	Baa3	1,750,000	1,915,869
TX State Trans. Comm. Rev. Bonds, (State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	1,500,000	759,256
Uptown Dev. Auth. Tax Alloc. Bonds, (City of Houston Reinvestment Zone No. 16)
3.00%, 9/1/40	Baa2	605,000	616,172
3.00%, 9/1/39	Baa2	550,000	561,700
3.00%, 9/1/38	Baa2	750,000	766,595
3.00%, 9/1/37	Baa2	650,000	665,804
3.00%, 9/1/36	Baa2	650,000	667,282
			51,570,408
Utah (1.3%)
Infrastructure Agcy. Telecomm. Rev. Bonds
4.00%, 10/15/42	BBB−/F	1,500,000	1,651,613
4.00%, 10/15/36	BBB−/F	1,000,000	1,111,492
MDA Mountain Village Pub. Infrastructure Dist. Special Assmt., Ser. A, 5.00%, 8/1/50	B/P	2,000,000	2,188,473
Mida Mountain Village Pub. Infrastructure Dist. 144A Special Assmt. Bonds, (Mountain Village Assmt. Area No. 2), 4.00%, 8/1/50	B/P	1,625,000	1,632,288
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 0.09%, 5/15/37	VMIG 1	4,300,000	4,300,000
			10,883,866
Virginia (1.7%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt. Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	525,821
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	382,390
Farms of New Kent, Cmnty. Dev. Auth. 144A Special Assmt. Bonds, Ser. A, 3.75%, 3/1/36	B+/P	1,615,000	1,672,874
James City Cnty., Econ. Dev. Auth. Rev. Bonds, (Williamsburg Landing), Ser. A, 4.00%, 12/1/50	BB/P	2,000,000	2,139,650
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB−/F	690,000	724,738

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Virginia cont.
Lower Magnolia Green Cmnty., Dev. Auth. 144A Special Assmt. Bonds, 5.00%, 3/1/35	B/P	$835,000	$870,508
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev. Bonds, (United Church Homes & Svcs. Oblig. Group), 5.00%, 9/1/31	BB/P	1,500,000	1,623,624
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC), 6.00%, 1/1/37 (Prerefunded 7/1/22)	BBB	1,725,000	1,761,281
(National Sr. Campuses, Inc. Oblig. Group), 4.00%, 1/1/38	A/F	2,000,000	2,234,338
(National Sr. Campuses, Inc. Oblig. Group), 4.00%, 1/1/37	A/F	2,250,000	2,518,042
			14,453,266
Washington (2.4%)
Bellevue, G.O. Bonds
4.00%, 12/1/41 ###	Aaa	1,500,000	1,753,027
4.00%, 12/1/40 ###	Aaa	1,000,000	1,171,523
4.00%, 12/1/37 ###	Aaa	885,000	1,044,419
4.00%, 12/1/32 ###	Aaa	1,000,000	1,190,836
Kalispel Tribe of Indians Priority Dist. Rev. Bonds, Ser. A, 5.00%, 1/1/32	BB+/P	1,000,000	1,159,052
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds, (Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,272,937
WA State Hsg. Fin. Comm. Rev. Bonds
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	615,073
(Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	3,724,680	3,940,206
WA State Hsg. Fin. Comm. 144A Rev. Bonds, (Presbyterian Retirement Cmnty. Northwest), Ser. A, 5.00%, 1/1/46	BB/F	4,000,000	4,193,705
WA State Hsg. Fin. Comm. Nonprofit 144A Rev. Bonds, (Spokane Intl. Academy), Ser. A
5.00%, 7/1/50	Ba2	500,000	563,543
4.00%, 7/1/40	Ba2	2,235,000	2,381,168
			20,285,489
Wisconsin (4.7%)
Pub. Fin. Auth. Rev. Bonds, (Northwest Nazarene U.), 5.00%, 10/1/43	Baa3	3,425,000	3,851,883
Pub. Fin. Auth. 144A Rev. Bonds
(WFCS Holdings II, LLC), Ser. A-1, 5.00%, 1/1/56	BB/P	2,145,000	2,284,557
(Roseman U. of Hlth. Sciences), 5.00%, 4/1/50	BB	1,800,000	2,024,207
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	800,000	811,152
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB+	3,500,000	3,547,421
Pub. Fin. Auth. Conference Ctr. & Hotel Rev. Bonds, (U. of NC Charlotte Foundation), Ser. A, 4.00%, 9/1/51	BB+/P	3,500,000	3,588,740

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Ed. 144A Rev. Bonds, (North Carolina Leadership Academy)
5.00%, 6/15/54	BB+/P	$455,000	$488,709
5.00%, 6/15/49	BB+/P	1,040,000	1,119,249
5.00%, 6/15/39	BB+/P	410,000	445,258
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,000,000	1,140,463
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	BBB	700,000	764,628
Pub. Fin. Auth. Retirement Communities Rev. Bonds, (Evergreens Oblig. Group), Ser. A, 5.00%, 11/15/49	BBB/F	2,000,000	2,263,754
Pub. Fin. Auth. Retirement Fac. 144A Rev. Bonds, (Southminster, Inc.), 5.00%, 10/1/48	BB/F	1,500,000	1,619,552
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds
(NC A&T Real Estate Foundation, LLC), Ser. B, 5.00%, 6/1/44	BBB−	1,900,000	2,186,077
(Appalachian State U.), Ser. A, AGM, 4.00%, 7/1/59	AA	1,350,000	1,463,367
(Appalachian State U.), Ser. A, AGM, 4.00%, 7/1/55	AA	1,000,000	1,084,592
Pub. Fin. Auth. Student Hsg. Fac. 144A Rev. Bonds, (UHF RISE Student Hsg., LLC), Ser. A-1, 4.00%, 7/1/61	Ba1	1,400,000	1,461,377
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45 (Prerefunded 9/15/22)	BBB−/F	750,000	770,026
(Oakwood Lutheran Sr. Ministries Oblig. Group), 4.00%, 1/1/57	BB/P	1,350,000	1,388,742
(St. John’s Communities, Inc.), 4.00%, 9/15/36 ###	BBB−/F	790,000	816,240
(St. John’s Communities, Inc.), 4.00%, 9/15/31 ###	BBB−/F	970,000	1,008,397
(St. John’s Communities, Inc.), 4.00%, 9/15/30 ###	BBB−/F	935,000	998,927
WI State Pub. Fin. Auth Sr. Living Rev. Bonds, (Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB−/P	1,000,000	1,067,674
5.50%, 11/15/34	BB−/P	1,685,000	1,792,990
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB−/P	500,000	531,228
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/38	BB/F	1,500,000	1,577,742
			40,096,952
Total municipal bonds and notes (cost $809,217,156)			$845,727,811

UNITIZED TRUST (—%)*	Shares	Value
CMS Liquidating Trust 144A F	400	$212,484
Total unitized trust (cost $1,206,477)		$212,484

36 Tax-Free High Yield Fund

SHORT-TERM INVESTMENTS (7.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.16% L	Shares	64,757,823	$64,757,823
U.S. Treasury Bills 0.042%, 3/17/22 #		600,000	599,977
U.S. Treasury Bills 0.055%, 5/19/22 # §		$200,000	199,841
U.S. Treasury Bills 0.035%, 4/21/22 ∆ §		1,000,000	999,635
U.S. Treasury Cash Management Bills 0.194%, 5/3/22 §		400,000	399,783
U.S. Treasury Bills 0.058%, 4/7/22		11,000	10,997
Total short-term investments (cost $66,968,489)			$66,968,056

TOTAL INVESTMENTS
Total investments (cost $877,392,122)	$912,908,351

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $854,166,601.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $427,939 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $392,843 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $711,653 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
At the close of the reporting period, the fund maintained liquid assets totaling $101,223,312 to cover certain derivative contracts, tender option bonds, and the settlement of certain securities.
###	When-issued security.

Tax-Free High Yield Fund 37

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.06%, 0.11% and 0.31%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Healthcare	22.7%
Education	18.8
Land	10.3

FUTURES CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	264	$31,469,625	$31,469,625	Mar-22	$329,445
U.S. Treasury Note 10 yr (Short)	51	6,526,406	6,526,406	Mar-22	52,479
U.S. Treasury Note Ultra 10 yr (Short)	33	4,713,328	4,713,328	Mar-22	38,598
Unrealized appreciation					420,522
Unrealized (depreciation)					—
Total					$420,522

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$13,400,000	$37,949	$—	3/29/22	—	0.73% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(37,949)
5,000,000	212,585	—	3/15/22	—	1.17% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(212,585)
3,350,000	246,151	—	3/29/22	—	1.63% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	246,151

38 Tax-Free High Yield Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$2,500,000	$170,955	—	3/15/22	—	1.64% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	$170,955
Morgan Stanley & Co. International PLC
14,000,000	457,954	—	2/24/22	—	1.25% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(457,954)
9,000,000	269,550	—	2/3/22	—	1.28% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(269,550)
7,000,000	293,993	—	2/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	293,993
Upfront premium received		—		Unrealized appreciation		711,099
Upfront premium (paid)		—		Unrealized (depreciation)		(978,038)
Total		$—		Total	$(266,939)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$26,276,000	$201,800	$(265)	11/17/26	3.363% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$201,535
Total		$(265)	$201,535

Tax-Free High Yield Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$845,727,811	$—
Unitized trust	—	—	212,484
Short-term investments	—	66,968,056	—
Totals by level	$—	$912,695,867	$212,484

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$420,522	$—	$—
Total return swap contracts	—	(65,139)	—
Totals by level	$420,522	$(65,139)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 Tax-Free High Yield Fund

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $812,634,299)	$848,150,528
Affiliated issuers (identified cost $64,757,823) (Notes 1 and 5)	64,757,823
Interest and other receivables	7,932,961
Receivable for shares of the fund sold	355,994
Receivable for investments sold	90,450
Receivable for sales of delayed delivery securities (Note 1)	5,500,836
Unrealized appreciation on OTC swap contracts (Note 1)	711,099
Prepaid assets	58,656
Total assets	927,558,347

LIABILITIES
Payable to custodian	1,749
Payable for investments purchased	399
Payable for purchases of delayed delivery securities (Note 1)	40,997,686
Payable for shares of the fund repurchased	2,018,608
Payable for compensation of Manager (Note 2)	342,563
Payable for custodian fees (Note 2)	4,291
Payable for investor servicing fees (Note 2)	99,821
Payable for Trustee compensation and expenses (Note 2)	329,568
Payable for administrative services (Note 2)	1,218
Payable for distribution fees (Note 2)	159,545
Payable for floating rate notes issued (Note 1)	28,148,644
Payable for variation margin on futures contracts (Note 1)	11,114
Payable for variation margin on centrally cleared swap contracts (Note 1)	13,227
Distributions payable to shareholders	210,079
Unrealized depreciation on OTC swap contracts (Note 1)	978,038
Other accrued expenses	75,196
Total liabilities	73,391,746

Net assets	$854,166,601

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$813,060,373
Total distributable earnings (Note 1)	41,106,228
Total — Representing net assets applicable to capital shares outstanding	$854,166,601

(Continued on next page)

Tax-Free High Yield Fund 41

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($639,162,567 divided by 50,487,158 shares)	$12.66
Offering price per class A share (100/96.00 of $12.66)*	$13.19
Net asset value and offering price per class B share ($2,145,497 divided by 168,997 shares)**	$12.70
Net asset value and offering price per class C share ($22,766,961 divided by 1,792,635 shares)**	$12.70
Net asset value, offering price and redemption price per class R6 share
($1,820,774 divided by 143,126 shares)	$12.72
Net asset value, offering price and redemption price per class Y share
($188,270,802 divided by 14,804,425 shares)	$12.72

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

42 Tax-Free High Yield Fund

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $31,180 from investments in affiliated issuers) (Note 5)	$16,138,233
Total investment income	16,138,233

EXPENSES
Compensation of Manager (Note 2)	2,060,979
Investor servicing fees (Note 2)	301,113
Custodian fees (Note 2)	10,338
Trustee compensation and expenses (Note 2)	17,030
Distribution fees (Note 2)	970,438
Administrative services (Note 2)	14,274
Interest and fees expense (Note 1)	104,599
Other	150,908
Total expenses	3,629,679
Expense reduction (Note 2)	(252)
Net expenses	3,629,427

Net investment income	12,508,806

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,442,204
Futures contracts (Note 1)	1,212,874
Swap contracts (Note 1)	(3,098,681)
Total net realized gain	5,556,397
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(48,567,410)
Futures contracts	667,371
Swap contracts	1,118,512
Total change in net unrealized depreciation	(46,781,527)

Net loss on investments	(41,225,130)

Net decrease in net assets resulting from operations	$(28,716,324)

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 43

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment income	$12,508,806	$26,458,446
Net realized gain on investments	5,556,397	16,459,173
Change in net unrealized appreciation (depreciation)
of investments	(46,781,527)	35,734,852
Net increase (decrease) in net assets resulting
from operations	(28,716,324)	78,652,471
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(115,770)	(346,852)
Class B	(393)	(1,800)
Class C	(4,067)	(15,851)
Class R6	(323)	(725)
Class Y	(34,270)	(82,200)
Net realized short-term gain on investments
Class A	(377,513)	—
Class B	(1,281)	—
Class C	(13,260)	—
Class R6	(1,054)	—
Class Y	(111,751)	—
From tax-exempt net investment income
Class A	(9,250,134)	(20,241,227)
Class B	(25,671)	(79,629)
Class C	(238,129)	(630,160)
Class R6	(26,835)	(47,119)
Class Y	(2,909,354)	(5,411,616)
From net realized long-term gain on investments
Class A	(9,311,987)	(25,183)
Class B	(31,591)	(97)
Class C	(327,093)	(893)
Class R6	(25,991)	(62)
Class Y	(2,756,516)	(6,975)
Increase from capital share transactions (Note 4)	8,842,058	5,565,117
Total increase (decrease) in net assets	(45,437,249)	57,327,199

NET ASSETS
Beginning of period	899,603,850	842,276,651
End of period	$854,166,601	$899,603,850

* Unaudited.

The accompanying notes are an integral part of these financial statements.

44 Tax-Free High Yield Fund

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Tax-Free High Yield Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2022**	$13.46	.18	(.61)	(.43)	(.18)	(.19)	(.37)	$12.66	(3.20)*	$639,163	.43*d	1.39*	12*
July 31, 2021	12.67	.40	.79	1.19	(.40)	—[c]	(.40)	13.46	9.59	681,458	.85[d]	3.08	25
July 31, 2020	12.87	.44	(.07)	.37	(.44)	(.13)	(.57)	12.67	2.95	658,929	.86[d]	3.36	43
July 31, 2019	12.49	.45	.40	.85	(.47)	—	(.47)	12.87	6.98	680,689	.84[d]	3.59	47
July 31, 2018	12.51	.49	(.02)	.47	(.49)	—	(.49)	12.49	3.81	687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	—	(.51)	12.51	.15	715,286.83		3.85	32
Class B
January 31, 2022**	$13.50	.14	(.60)	(.46)	(.15)	(.19)	(.34)	$12.70	(3.48)*	$2,145	.73*d	1.09*	12*
July 31, 2021	12.71	.32	.80	1.12	(.33)	—[c]	(.33)	13.50	8.92	2,639	1.45[d]	2.50	25
July 31, 2020	12.90	.35	(.05)	.30	(.36)	(.13)	(.49)	12.71	2.34	4,034	1.48[d]	2.74	43
July 31, 2019	12.51	.38	.40	.78	(.39)	—	(.39)	12.90	6.39	6,297	1.46[d]	2.98	47
July 31, 2018	12.54	.41	(.03)	.38	(.41)	—	(.41)	12.51	3.08	7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	—	(.43)	12.54	(.47)	10,206	1.45	3.22	32
Class C
January 31, 2022**	$13.51	.13	(.61)	(.48)	(.14)	(.19)	(.33)	$12.70	(3.63)*	$22,767	.80*d	1.01*	12*
July 31, 2021	12.71	.30	.81	1.11	(.31)	—[c]	(.31)	13.51	8.84	24,231	1.60[d]	2.36	25
July 31, 2020	12.90	.33	(.05)	.28	(.34)	(.13)	(.47)	12.71	2.18	30,283	1.63[d]	2.59	43
July 31, 2019	12.52	.36	.39	.75	(.37)	—	(.37)	12.90	6.15	49,747	1.61[d]	2.83	47
July 31, 2018	12.54	.39	(.02)	.37	(.39)	—	(.39)	12.52	3.00	58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	—	(.41)	12.54	(.62)	67,722	1.60	3.08	32
Class R6
January 31, 2022**	$13.53	.20	(.62)	(.42)	(.20)	(.19)	(.39)	$12.72	(3.12)*	$1,821	.29*d	1.53*	12*
July 31, 2021	12.73	.44	.80	1.24	(.44)	—[c]	(.44)	13.53	9.95	1,680	.58[d]	3.34	25
July 31, 2020	12.93	.47	(.06)	.41	(.48)	(.13)	(.61)	12.73	3.21	1,269	.61[d]	3.61	43
July 31, 2019	12.54	.48	.41	.89	(.50)	—	(.50)	12.93	7.30	1,121	.59[d]	3.83	47
July 31, 2018†	12.46	.10	.08	.18	(.10)	—	(.10)	12.54	1.41*	10	.11*	.76*	39
Class Y
January 31, 2022**	$13.52	.20	(.61)	(.41)	(.20)	(.19)	(.39)	$12.72	(3.06)*	$188,271	.30*d	1.52*	12*
July 31, 2021	12.73	.43	.80	1.23	(.44)	—[c]	(.44)	13.52	9.84	189,596	.60[d]	3.32	25
July 31, 2020	12.92	.47	(.06)	.41	(.47)	(.13)	(.60)	12.73	3.27	147,762	.63[d]	3.59	43
July 31, 2019	12.54	.48	.40	.88	(.50)	—	(.50)	12.92	7.21	145,164	.61[d]	3.82	47
July 31, 2018	12.56	.52	(.02)	.50	(.52)	—	(.52)	12.54	4.03	138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	—	(.53)	12.56	.38	157,229.60		4.05	32

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund	Tax-Free High Yield Fund 47

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average net assets
January 31, 2022	0.01%
July 31, 2021	0.02
July 31, 2020	0.04
July 31, 2019	0.02

The accompanying notes are an integral part of these financial statements.

48 Tax-Free High Yield Fund

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/ or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Tax-Free High Yield Fund 49

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

50 Tax-Free High Yield Fund

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

Tax-Free High Yield Fund 51

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $433,511 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $392,843 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $49,829,581 were held by the TOB trust and served as collateral for $28,148,644 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $10,862 for these investments based on an average interest rate of 0.08%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $879,133,708, resulting in gross unrealized appreciation and depreciation of $52,008,924 and $17,878,898, respectively, or net unrealized appreciation of $34,130,026.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital

52 Tax-Free High Yield Fund

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.232% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$226,557	Class R6	446
Class B	802	Class Y	65,309
Class C	7,999	Total	$301,113

Tax-Free High Yield Fund 53

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $252 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $606, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$841,461
Class B	1.00%	0.85%	10,127
Class C	1.00%	1.00%	118,850
Total			$970,438

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,443 from the sale of class A shares and received $204 and $174 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $904 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$111,632,442	$104,324,587
U.S. government securities (Long-term)	—	—
Total	$111,632,442	$104,324,587

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

54 Tax-Free High Yield Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,546,402	$20,455,336	3,973,708	$51,937,441
Shares issued in connection with
reinvestment of distributions	1,301,135	16,999,767	1,365,044	17,726,904
	2,847,537	37,455,103	5,338,752	69,664,345
Shares repurchased	(2,970,883)	(39,048,943)	(6,717,838)	(86,982,896)
Net decrease	(123,346)	$(1,593,840)	(1,379,086)	$(17,318,551)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	429	$5,647	2,740	$35,564
Shares issued in connection with
reinvestment of distributions	3,592	47,059	5,021	65,181
	4,021	52,706	7,761	100,745
Shares repurchased	(30,499)	(405,998)	(129,625)	(1,674,714)
Net decrease	(26,478)	$(353,292)	(121,864)	$(1,573,969)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	236,813	$3,153,599	458,466	$6,036,797
Shares issued in connection with
reinvestment of distributions	42,007	550,551	45,133	586,476
	278,820	3,704,150	503,599	6,623,273
Shares repurchased	(280,089)	(3,726,336)	(1,091,555)	(14,216,426)
Net decrease	(1,269)	$(22,186)	(587,956)	$(7,593,153)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	21,376	$284,956	35,429	$466,045
Shares issued in connection with
reinvestment of distributions	4,137	54,203	3,660	47,814
	25,513	339,159	39,089	513,859
Shares repurchased	(6,607)	(87,750)	(14,530)	(190,470)
Net increase	18,906	$251,409	24,559	$323,389

Tax-Free High Yield Fund 55

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,882,170	$38,184,475	4,634,984	$60,563,500
Shares issued in connection with
reinvestment of distributions	398,744	5,231,941	335,037	4,378,583
	3,280,914	43,416,416	4,970,021	64,942,083
Shares repurchased	(2,494,728)	(32,856,449)	(2,558,243)	(33,214,682)
Net increase	786,186	$10,559,967	2,411,778	$31,727,401

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 1/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$62,721,578	$137,493,771	$135,457,526	$31,180	$64,757,823
Total Short-term
investments	$62,721,578	$137,493,771	$135,457,526	$31,180	$64,757,823

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

56 Tax-Free High Yield Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	400
OTC total return swap contracts (notional)	$40,400,000
Centrally cleared total return swap contracts (notional)	$33,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$1,333,421*	Payables	$978,038
Total		$1,333,421		$978,038

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$1,212,874	$(3,098,681)	$(1,885,807)
Total	$1,212,874	$(3,098,681)	$(1,885,807)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$667,371	$1,118,512	$1,785,883
Total	$667,371	$1,118,512	$1,785,883

Tax-Free High Yield Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays			Morgan
	Capital, Inc.			Stanley & Co.
	(clearing		JPMorgan	International
	broker)	Citibank, N.A.	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$—	$417,106	$—	$293,993	$711,099
Centrally cleared total return swap	—	—	—	—	—
contracts§
Futures contracts§	—	—	—	—	—
Total Assets	$—	$417,106	$—	$293,993	$711,099
Liabilities:
OTC Total return swap contracts*#	—	250,534	—	727,504	978,038
Centrally cleared total return swap	13,227	—	—	—	13,227
contracts§
Futures contracts§	—	—	11,114	—	11,114
Total Liabilities	$13,227	$250,534	$11,114	$727,504	$1,002,379
Total Financial and Derivative	$(13,227)	$166,572	$(11,114)	$(433,511)	$(291,280)
Net Assets
Total collateral received (pledged)†##	$—	$—	$—	$(392,843)
Net amount	$(13,227)	$166,572	$(11,114)	$(40,668)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(392,843)	$(392,843)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $427,939 and $711,653, respectively.

58 Tax-Free High Yield Fund

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Tax-Free High Yield Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022